UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange ACT of 1934 (Amendment No. )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TRANSMEDICS GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

TransMedics

TRANSMEDICS GROUP, INC.
200 MINUTEMAN ROAD
SUITE 302
ANDOVER, MA 01810

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 31, 2022 for shares held directly and by 11:59 p.m. Eastern Time on May 27, 2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TMDX2022**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 31, 2022 for shares held directly and by 11:59 p.m. Eastern Time on May 27, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Waleed Hassanein, M.D.	☐	☐	☐
1b. James R. Tobin	☐	☐	☐
1c. Edward M. Basile	☐	☐	☐
1d. Thomas J. Gunderson	☐	☐	☐
1e. Edwin M. Kania, Jr.	☐	☐	☐
1f. Stephanie Lovell	☐	☐	☐
1g. Merilee Raines	☐	☐	☐
1h. David Weill, M.D.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve, on a non-binding advisory basis, the compensation paid to TransMedics' named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
3. To approve, on a non-binding advisory basis, the frequency of TransMedics' future "say on pay" votes.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4 and 5:

	For	Against	Abstain
4. To approve an amendment to the TransMedics Group, Inc. 2019 Stock Incentive Plan to increase the maximum aggregate number of shares of common stock that may be issued pursuant to awards granted under the TransMedics Group, Inc. 2019 Stock Incentive Plan by 1,500,000 shares.	☐	☐	☐
5. To ratify the appointment of PricewaterhouseCoopers LLP as TransMedics Group, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000568244_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com
TRANSMEDICS GROUP, INC. Annual Meeting of Shareholders June 1, 2022 8:00 AM
This proxy is solicited by the Board of Directors
The shareholder hereby appoints Waleed Hassanein, M.D. and Stephen Gordon, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TRANSMEDICS GROUP, INC. that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 AM, ET on June
1, 2022, at www.virtualshareholdermeeting.com/TMDX2022 and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
R1.0.0.24 _ 2 0000568244
Continued and to be signed on reverse side